Exhibit 32


                    CERTIFICATIONS OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this Annual Report on Form 10-K/A of The Ridgewood Energy L Fund, LLC (the "Fund") for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), each of the undersigned officers of the Fund hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Dated:   March 7, 2007                RIDGEWOOD ENERGY L FUND, LLC

                             By: /s/  ROBERT E. SWANSON
                                Name: Robert E. Swanson
                              Title: President and Chief Executive Officer (Principal Executive Officer)

Dated:   March 7, 2007
                             By: /s/  KATHLEEN P. MCSHERRY
                                Name: Kathleen P. McSherry
                              Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)




A signed original of this written statement or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to Ridgewood Energy L Fund, LLC and will be retained by Ridgewood Energy L Fund, LLC and furnished to the Securities and Exchange Commission or its staff upon request. The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report or as a separate disclosure document.